Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

GENUS,  INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
              _________________________________________________________________
          (2)  Aggregate number of securities to which transaction applies:
              _________________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
              _________________________________________________________________
          (4)  Proposed maximum aggregate value of transaction:________________
          (5)  Total fee paid:  _______________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:__________________________________________
          (2)  Form, Schedule or Registration Statement No.:____________________
          (3)  Filing Party:____________________________________________________
          (4)  Date Filed:______________________________________________________

                                   GENUS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 2004

TO  THE  SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Genus, Inc. (the "Company") will be held on Thursday, June 10, 2004 at 10:00 a.m., local time, at the Company's principal executive offices located at 1139 Karlstad Drive, Sunnyvale, California 94089, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company's financial statements for the fiscal year ending December 31, 2004.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 14, 2004 are entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the self-addressed stamped envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                         THE BOARD OF DIRECTORS

                                         WILLIAM W.R. ELDER
                                         Chairman of the Board, President and
                                         Chief Executive Officer
                                         Sunnyvale, California
                                         April 29,  2004

                                TABLE OF CONTENTS
                                -----------------


Information Concerning Solicitation and Voting. . . . . . . . . . . . . . . .  1

Proposal One: Election of Directors . . . . . . . . . . . . . . . . . . . . .  4

Audit Committee Report. . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

Executive Officer Compensation. . . . . . . . . . . . . . . . . . . . . . . . 10

Compensation Committee Report . . . . . . . . . . . . . . . . . . . . . . . . 13

Proposal Two:  Ratify Appointment of Independent Auditors . . . . . . . . . . 16

                                   GENUS, INC.

           PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Genus, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, June 10, 2004 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices located at 1139 Karlstad Drive in Sunnyvale, California 94089. The Company's telephone number at that location is (408) 747-7120.

     These proxy solicitation materials were mailed on or about April 29, 2004 to all shareholders entitled to vote at the meeting.

INFORMATION  CONCERNING  SOLICITATION  AND  VOTING

RECORD  DATE  AND  SHARE  OWNERSHIP

     Shareholders of record at the close of business on April 14, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 39,662,451 shares of the Company's common stock, no par value, were issued and outstanding.

VOTING

     Each share of common stock outstanding on the Record Date is entitled to one vote. In addition, each shareholder on the Record Date, or his or her proxy, may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. No shareholder or proxy, however, shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The affirmative vote of a majority of the Votes Cast will be required under California law to approve the proposals in this Proxy Statement. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's common stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Shum Mukherjee, Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by Genus, Inc. on behalf of the Board of Directors for the 2004 Annual
Meeting of Shareholders. The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE  FOR  RECEIPT  OF  SHAREHOLDER  PROPOSALS

     Shareholders who intend to present a proposal for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Shareholders must submit the proposal to the Company no later than December 31, 2004. Additionally, shareholders who intend to present a proposal at the 2005 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials for the 2005 Annual Meeting must provide notice of such proposal to the Company no later than December 31, 2004. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common stock as of March 31, 2004 by (i) each of the Company's directors, (ii) each executive officer named in the Summary Compensation Table appearing herein, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to beneficially own more than 5% of the Company's common stock:

                                                               NUMBER OF     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER**                         SHARES(1)      CLASS(2)
-----------------------------------------------------------  --------------   ----------
William W.R. Elder. . . . . . . . . . . . . . . . . . . . .     642,795 (3)        1.61%
Thomas E. Seidel. . . . . . . . . . . . . . . . . . . . . .     157,378 (4)           *
Mario M. Rosati . . . . . . . . . . . . . . . . . . . . . .      64,235 (5)           *
G. Frederick Forsyth. . . . . . . . . . . . . . . . . . . .      35,000 (6)           *
Todd S. Myhre . . . . . . . . . . . . . . . . . . . . . . .      75,535 (7)           *
Robert J. Richardson. . . . . . . . . . . . . . . . . . . .       35,000(8)           *
Edward C. Lee+. . . . . . . . . . . . . . . . . . . . . . .              0            *
Shum Mukherjee. . . . . . . . . . . . . . . . . . . . . . .      189,933(9)           *
Werner Rust+. . . . . . . . . . . . . . . . . . . . . . . .              0            *
All directors and executive officers as a group (9 persons)  1,199,876 (10)        2.97%

*  Less  than  1%.

**  Except as indicated otherwise, the address is: c/o Genus, Inc., 1139 Karlstad Drive,
Sunnyvale,  CA  94089.

+ As  of  March  31,  2004,  these  individuals  are  no  longer  affiliated with Genus.


                                        2

(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Applicable percentage ownership is based on 39,625,284 shares of common stock outstanding as of March 31, 2004 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of common stock subject to the options currently exercisable, or exercisable within 60 days of March 31, 2004, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Consists of 279,350 shares held by William W.R. Elder, 75,000 shares by Elder Family Trust and of options to purchase 288,445 shares of common stock exercisable within 60 days of March 31, 2004.

(4) Consists of 31,128 shares of common stock held by Mr. Seidel and of options to purchase 126,250 shares of common stock exercisable within 60 days of March 31, 2004.

(5) Consists of 23,500 shares of common stock held by Mr. Rosati, of 1,500 shares of common stock held by Mario Rosati Trust, of 3,500 shares of common stock held by Mr. Rosati's spouse, of options to purchase 35,000 shares of common stock exercisable within 60 days of March 31, 2004, and of 735 shares held by Mr. Rosati through his proportionate partnership interest in WS Investment Company holdings.

(6) Consists of Mr. Forsyth's options to purchase 35,000 shares of common stock exercisable within 60 days of March 31, 2004.

(7) Consists of 35,535 shares of common stock held by Mr. Myhre and of options to purchase 40,000 shares of common stock exercisable within 60 days of March 31, 2004.

(8) Consists of Mr. Richardson's options to purchase 35,000 shares of common stock exercisable within 60 days of March 31, 2004.

(9) Consists of 21,128 shares of common stock held by Mr. Mukherjee and options to purchase 168,805 shares of common stock exercisable within 60 days of March 31, 2004.

(10) Consists of shares held and of options to purchase common stock exercisable within 60 days of March 31, 2004.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws provide for a variable board of four to seven directors, with the number currently fixed at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.

                                                                        DIRECTOR
NAME OF NOMINEE       AGE             PRINCIPAL OCCUPATION               SINCE
--------------------  ---  -------------------------------------------  --------
William W.R. Elder     65  Chairman of the Board, President and Chief       1981
                           Executive Officer of the Company

Todd S. Myhre          59  President and CEO of Ybrain.com                  1994

G. Frederick Forsyth   59  President and CEO of NewRoads, Inc.              1996

Mario M. Rosati        57  Member of Wilson Sonsini Goodrich & Rosati,      1981
                           Professional Corporation

Robert J. Richardson   58  Business Consultant                              2000

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the Company.

     William W.R. Elder was a founder of Genus and is our Chairman of the Board, President and our Chief Executive Officer. From October 1996 to April 1998, Dr. Elder served only as Chairman of the Board. From April 1990 to September 1996, Dr. Elder was Chairman of the Board, President and Chief Executive Officer of the Company. From November 1981 to April 1990, Dr. Elder was President and a director of the Company. Mr. Elder is also a director of Aehr Test Systems, Inc.

     Mario M. Rosati has served as a director since our inception in November 1981. He has been an attorney affiliated with the law firm Wilson Sonsini
Goodrich & Rosati, Professional Corporation, general counsel to the Company, since 1971 and a member of the firm since 1975. Mr. Rosati is also a director of Aehr Test Systems, a manufacturer of computer hardware testing systems, Sanmina-SCI Corporation, an electronics contract manufacturer, Symyx Technologies, Inc., a combinatorial materials science company, and Vivus, a specialty pharmaceutical company, all publicly-held companies. He is also a director of a number of privately held companies.

     Todd S. Myhre has served as a director since August 1993. Since September 1999, he served as Chief Executive Officer and a Board member for Ybrain.com, an eCommerce company focused on the college student market. From February 1998 to August 1999 and from September 1995 to January 1996, he served as President, Chief Executive Officer, and a Board member of GameTech International, an electronic gaming manufacturer. From January 1996 to January 1998, Mr Myhre was an international business consultant. From January 1993 to December 1994, from August 1993 to December 1993, and from July 1994 to August 1995, Mr. Myhre served as Chief Financial Officer of the Company, Vice President and Chief Operating Officer of the Company, and President and Chief Operating Officer of the Company, respectively. Mr. Myhre has also served as a director of Epac, Inc. since January 2002.

     G. Frederick Forsyth has served as a director since February 1996. Since August 2003, Mr. Forsyth has served as the Chief Operating Officer of LeapFrog Enterprises. From May 2000 to May 2003, Mr. Forsyth has served as the President and CEO of NewRoads, Inc. From March 1999 to May 2000, Mr. Forsyth served as President of Americas for Solectron Corp. From August 1997 to March 1999, Mr. Forsyth served as President, Professional Products Division of Iomega, Inc. From June 1989 to February 1997, Mr. Forsyth was associated with Apple Computer, Inc., a personal computer manufacturer, in various senior management positions, most recently as Senior Vice President and General Manager, Macintosh Product Group.

     Robert J. Richardson has served as a director since March 2000. Mr. Richardson has served as a semiconductor industry consultant since January 2000. Mr. Richardson is also a director of Applied Signal Technology, Inc., a provider of advanced digital signal processing products, systems, and services used in reconnaissance of telecommunication signals. From November 1997 to January 2000, Mr. Richardson served as Chairman, Chief Executive Officer and President of Unitrode Corporation. From June 1992 to November 1997, he served in various positions at Silicon Valley Group, Inc. including President Lithography Systems, President Track Systems Division, and Corporate Vice-President New Business Development and Marketing. From October 1988 to June 1992, Mr. Richardson was President and General Manager, Santa Cruz Division at Plantronics, Inc.

VOTE  REQUIRED

     If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD MEETINGS AND                The Board of Directors held seven meetings during fiscal year 2003. All directors
COMMITTEES                        attended at least 80% percent of the meetings of the Board of Directors and of the committees on which they served during fiscal year 2003.

BOARD INDEPENDENCE                The Board of Directors has determined that each of its current directors, including all directors standing for re-election, except the Chief Executive Officer, has no material relationship with Genus and is independent within the meaning of the
                                  NASDAQ Stock Market, Inc. director independence standards, as currently in effect and as they may be changed from time to time.

COMMITTEES OF THE BOARD OF        The Board of Directors has Audit, Nominating, and Compensation Committees.
DIRECTORS                         Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors, and are non-employee directors. The following describes each committee, its current membership, the number of meetings held during fiscal year 2003 and its function.


                                        5

AUDIT COMMITTEE                   The Audit Committee consists of Messrs. Myhre, Forsyth, and Richardson, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc.
                                  director independence standards, as currently in effect and as they may be changed from time to time.  The Board of Directors has determined that Messrs. Myhre and
                                  Forsyth are each an "audit committee financial expert" as defined in SEC rules. The
                                  Audit Committee held five meetings during fiscal year 2003.  Mr. Myhre serves as
                                  Chairman of the Audit Committee.

                                  The Audit Committee oversees the accounting, financial reporting and audit processes; makes recommendations to the Board of Directors regarding the selection of independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and auditing practices and procedures to be used in preparing our financial statements; and reviews our internal controls.

                                  The Audit Committee works closely with management and our independent auditors.  The Audit Committee also meets with our independent auditors in an executive session, without the presence of our management, on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to our earnings announcements, to review the results of their work. The Audit Committee also meets with our independent auditors to approve the annual scope of the audit services to be performed.

                                  The Audit Committee Report is included herein on page 8.

NOMINATING COMMITTEE              The Nominating Committee consists of Messrs. Forsyth and Richardson, each of whom is independent within the meaning of the NASDAQ Stock Market, Inc.
                                  director independence standards, as currently in effect and as they may be changed from time to time.  The Nominating Committee charter is included herein as
                                  Appendix A.

                                  The Nominating Committee held one meeting during fiscal year 2003.

                                  The Nominating Committee considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; develops and recommends governance principles applicable to us; oversees the evaluation of the
                                  Board of Directors and management; and oversees and sets compensation for the
                                  Board of Directors.

                                  The Nominating Committee considers properly submitted shareholder recommendations for candidates for membership on the Board of Directors as described below under "Identification and Evaluation of Nominees for Directors."
                                  In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth under "Director Qualifications." Any shareholder recommendations proposed for consideration by the Nominating
                                  Committee should include the candidate's name and qualifications for membership on the Board of Directors and should be addressed to our Chief Financial Officer.
                                  In addition, procedures for shareholder direct nomination of directors are discussed in detail in our bylaws, which will be provided to you upon written request.


                                        6

DIRECTOR QUALIFICATIONS           The Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for members of our Board of Directors. Under these criteria, members of the Board of Directors should have the highest professional and personal ethics and values, consistent with longstanding Genus values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.
                                  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders.

IDENTIFICATION AND EVALUATION OF  The Nominating Committee utilizes a variety of methods for identifying and
NOMINEES FOR DIRECTORS            evaluating nominees for director. The Nominating Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director. Candidates may come to the attention of the
                                  Nominating Committee through current members of the current Board of Directors, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating
                                  Committee considers properly submitted shareholder recommendations for candidates for the Board of Directors. In evaluating such recommendations, the
                                  Nominating Committee uses the qualifications standards discussed above and seeks to achieve a balance of knowledge, experience and capability on the Board of
                                  Directors.

COMPENSATION COMMITTEE            The Compensation Committee consists of Messrs. Rosati and Richardson. The
                                  Compensation Committee held three meetings during fiscal year 2003.

                                  The Compensation Committee oversees and makes recommendation to the Board of Directors regarding our compensation and benefits policies; and oversees, evaluates and approves compensation plans, policies and programs for our executive officers.

INTERLOCKS AND INSIDER            During fiscal year 2003, no member of the Compensation Committee was an
PARTICIPATION                     employee of Genus. During fiscal year 2003, no member of the Compensation
                                  Committee or executive officer of Genus served as a member of the Board of
                                  Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

ANNUAL MEETING ATTENDANCE         Although we do not have a formal policy regarding attendance by members of the
                                  Board of Directors at our annual meeting of shareholders, directors are encouraged to attend annual meetings of Genus shareholders.  All directors attended the 2003 annual meeting of shareholders.  The Nominating Committee will consider, during the upcoming year, adopting a formal policy on director attendance at annual meetings of shareholders.

COMMUNICATING WITH THE BOARD      Shareholders may communicate with the Board of Directors by submitting an email
OF DIRECTORS                      to idunlop@genus.com or by writing to us at Genus, Inc. Attention: Investor
                                  Relations, 1139 Karlstad Drive, Sunnyvale, California 94089.   Shareholders who
                                  would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.


                                        7

CODE OF ETHICS                    The Board of Directors has adopted a Code of Ethics for Principal Executive and
                                  Senior Financial Officers, which is applicable to the Chief Executive Officer, Chief
                                  Financial Officer and any other principal accounting officer. We will provide a copy of the Code of Ethics upon request made by email to idunlop@genus.com or in writing toGenus, Inc. Attention: Investor Relations, 1139 Karlstad Drive,
                                  Sunnyvale, California 94089.  Genus will disclose any amendment to the Code of
                                  Ethics or waiver of a provision of the Code of Ethics, including the name of the officer to whom the waiver was granted, on our website atwww.genus.com, on the
                                  Investor Relations page.

DIRECTOR COMPENSATION             The Company currently pays to its directors who are not employees a fee of $2,000 per meeting. In addition, the Company pays non-employee members of the board an annual fee of $15,000. The Company also reimburses directors for reasonable expenses incurred in attending meetings. Annual option grants to the directors are discretionary under the Company's 2000 Stock Plan.  Options issued to directors are fully vested upon the date of grant.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the board of directors of Genus, Inc. serves as representatives of the board for general oversight of Genus' financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee, consisting of Myhre, Forsyth and Richardson, held 4 meetings in fiscal year 2003. Each member is an independent director in accordance with the NASDAQ National Market Audit Committee requirements. The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs.

     Genus management has primary responsibility for preparing Genus' financial statements and for Genus' financial reporting process. Genus' independent auditors, PricewaterhouseCoopers LLP ("PwC"), are responsible for expressing an opinion on the conformality of Genus' audited financial statements to generally accepted accounting principles. The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2003. PwC issued their unqualified report dated March 11, 2004 on the Company's financial statements.

     The Audit Committee has also discussed with PwC the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit committee has also received the written disclosures and letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PwC relative to its independence. The Audit
Committee has considered whether PwC's provision of non-audit services is compatible with its independence. The Audit Committee has an Audit Committee Charter which was attached to last year's Proxy Statement.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of Genus, Inc. that the Company's audited financial statements for the fiscal year ended December 31, 2003 be included in the Annual Report on Form 10-K.

                                   Respectfully  submitted  by:


                                   Todd S. Myhre, Chairman, Audit Committee
                                   G. Frederick Forsyth, Member, Audit Committee Robert J. Richardson, Member, Audit Committee

AUDIT  FEES

     The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal years 2002 and 2003:

         DESCRIPTION OF SERVICES              2003      2002
------------------------------------------  --------  --------
Audit fees (1) . . . . . . . . . . . . . .  $375,642  $406,200
Audit-Related Fees(2). . . . . . . . . . .  $  5,250  $      0
Tax fees (3) . . . . . . . . . . . . . . .  $ 28,350  $ 28,400
                                            --------  --------
  Total. . . . . . . . . . . . . . . . . .  $409,242  $434,600
                                            ========  ========

(1) AUDIT FEES: This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual "management letter" on internal control matters.

(2) AUDIT-RELATED FEES: This category consists of assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."

(3) TAX FEES: This category consists of professional services rendered by PricewaterhouseCoopers LLP for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

     The Company's Audit Committee has considered the provision of the services described in the footnotes above and deems such services are compatible with the maintenance of the independent status of PricewaterhouseCoopers LLP.

SECTION  16(A)  REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2003.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table discloses compensation received by the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal years ended December 31, 2003, 2002 and 2001:

                                                                                                  LONG TERM COMPENSATION
                                                                                                          AWARDS
                                                                                              -------------------------------
                                                               ANNUAL COMPENSATION             SECURITIES
                                                     ---------------------------------------   UNDERLYING
                                             FISCAL                           OTHER ANNUAL       OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR   SALARY ($)  BONUS ($)  COMPENSATION ($)  (# OF SHARES)  COMPENSATION ($)
                                             ------  ----------  ---------  ----------------  -------------  ----------------
William W.R. Elder   Chairman of the Board,    2003     288,000          0                0         200,000         22,387(1)
  President and Chief Executive                2002     288,000          0                0         186,000         25,437(2)
  Officer                                      2001     330,000          0                0          50,000        18,460 (3)




Thomas E. Seidel, Ph.D.                        2003     188,800          0                0               0         19,952(4)
  Executive Vice President and                 2002     180,800          0                0         115,000         22,373(5)
  Chief Technical Officer . . . . . . . . .    2001     218,532          0                0               0         24,421(6)



Shum Mukherjee                                 2003     192,000          0                0         100,000         20,219(7)
Chief Financial Officer                        2002     192,000     75,000                0         108,000         17,089(8)
                                               2001      48,000     25,000                0         100,000         3,237 (9)



Edward Lee*                                    2003     161,500          0                0               0        16,202(10)
Executive Vice President, Advance              2002     161,500          0                0          84,000        13,184(11)
Technology                                     2001     175,632          0                0          25,000        13,239(12)


Werner Rust*                                   2003     153,000     13,000        30,311(13)              -        18,046(14)
  Executive Vice President,                    2002     153,000          0        50,000(15)         84,000        18,696(16)
  Worldwide Sales &                            2001      15,692          0                0          50,000        1,747 (17)
  Marketing

*These  individuals  are  no  longer  affiliated  with  Genus  as  of  March  31,  2004.

(1)     Consists  of  insurance  premium  of $3,434 for a life insurance policy, car allowance of $13,453, and matched 401(k)
        contribution  of  $5,500.

(2)     Consists  of  insurance  premium  of $4,245 for a life insurance policy, car allowance of $15,747, and matched 401(k)
        contribution  of  $5,445.

(3)     Consists of insurance premiums of $4,910 for a group term life insurance policy, the proceeds of which are payable to
        Mr.  Elder's  named  beneficiaries,  CPA  services  allowance of $3,150, life insurance premium of $5,625, and matched
        401(k) contribution  of  $4,775.


                                       10

(4)     Consists  of  insurance  premium  of $1,459 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $6,493.

(5)     Consists  of  insurance  premium  of $4,949 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $5,424.

(6)     Consists of insurance premiums of $6,096 for a group term life insurance policy, the proceeds of which are payable to
        Dr. Seidel's named beneficiaries, CPA services allowance of $1,075, car allowance of $12,000, and matched 401(k)
        contribution of  $5,250.

(7)     Consists  of  insurance  premium  of $1,459 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $6,760.

(8)     Consists  of  insurance  premium  of  $949  for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $4,140.

(9)     Consists  of  insurance premiums of $237 for a group term life insurance policy, the proceeds of which are payable to
        Mr.  Mukherjee's  named  beneficiaries,  and  car  allowance  of  $3,000.

(10)    Consists  of  insurance  premium of $1,381 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $2,821.

(11)    Consists  of  insurance  premium  of  $781 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $403.

(12)    Consists of insurance premiums of $839 for a group term life insurance policy, the proceeds of which were payable to
        Mr.  Lee's  named  beneficiaries,  and  car  allowance  of  $12,400.

(13)    Commission  paid  to  Mr.  Rust  for  meeting  2003  sales  objectives.

(14)    Consists  of  insurance  premium of $2,603 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $3,443

(15)    Commission  paid  to  Mr.  Rust  for  meeting  2002  sales  objectives.

(16)    Consists  of  insurance  premium of $2,106 for a life insurance policy, car allowance of $12,000, and matched 401(k)
        contribution  of  $4,590.

(17)    Consists of insurance premiums of $114 for a group term life insurance policy, the proceeds of which were payable to
        Mr.  Rust's  named  beneficiaries,  car  allowance  of  $1,250,  and  matched  401(k)  contribution  of  $383.


OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

     The following table provides information on option grants made in fiscal year 2003 to the Named Executive Officers. No Stock Appreciation Rights ("SARs") were granted.

                                                                          POTENTIAL REALIZABLE VALUE
                                % OF TOTAL                                  AT ASSUMED ANNUAL RATES
                    NUMBER OF     OPTIONS                                       OF STOCK PRICE
                    SECURITIES  GRANTED TO                                  APPRECIATION FOR OPTION
                    UNDERLYING   EMPLOYEES     EXERCISE                              TERM (3)
                     OPTIONS     IN FISCAL     PRICE PER    EXPIRATION
NAME                 GRANTED     YEAR (1)    SHARE ($)(2)      DATE          5% ($)          10% ($)
------------------  ----------  -----------  -------------  ----------  ----------------  --------------
William W.R. Elder     200,000       17.44%  $        4.08    10/24/13  $        513,178  $    1,300,493

Shum Mukherjee         100,000        8.72%  $        4.08    10/24/13  $        256,589  $      650,246

Eddie Lee               25,000        2.18%  $        4.08    10/24/13  $         64,147  $      162,561

(1)     Based  on  an  aggregate  of  1,146,500 options granted to all employees (including employees at
Korea  and  Japan subsidiaries) during fiscal year 2003. Options granted in fiscal year 2003 expire from
2007  to  2013 and vest as follows; (i)  all options granted prior to October 24, 2003 vest monthly over three years commencing one month after the date of grant or (ii) all options granted on October 24, 2003 and  beyond,  vest  6/48th  commencing  six months from the date of grant and the remainder vest monthly over  the  next  42  months.

(2)     All  options  were  granted  at  an  exercise  price equal to the fair market value based on the closing  market  value  of  common  stock  on  the  Nasdaq  National  Market  on  the  date  of  grant.

(3)     Potential  realizable  values  (i)  are net of exercise price before taxes, (ii) assume that the
Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration  of  the  ten-year option term, and (iii) assume that the option is exercised at the exercise price  and sold on the last day of its term at the appreciated price. These numbers are calculated based on  SEC  rules  and  do  not  reflect  our  estimate  of  future  stock  price  growth.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on option exercises in fiscal 2003 by the Named Executive Officers and the number and value of such officers' unexercised options at December 31, 2003. No SARs have been granted.

                                                                                  VALUE OF UNEXERCISED
                       SHARES       VALUE          NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS AT
                      ACQUIRED ON REALIZED       OPTIONS DECEMBER 31, 2003      DECEMBER 31 , 2003 ($)(2)
                                              -------------------------------
NAME                EXERCISE (#)   ($) (1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------  ------------
William W.R. Elder             0  $       0         216,778          319,222   $    626,374   $       862,911
Thomas E. Seidel .             0  $       0         110,278           64,722   $    311,919   $       273,091
Shum Mukherjee  ..             0  $       0         126,722          181,278   $    481,111   $       522,569
Edward Lee . . . .             0  $       0          76,833           72,167   $    125,758   $       236,399
Werner Rust. . . .             0  $       0             0(3)             0(3)           0(3)              0(3)

(1)     Market value of underlying securities (based on the fair market value of the Company's common stock on the  Nasdaq  National  Market)  at  the  time  of  exercise,  minus  the  exercise  price.

(2)     Market  value  of  securities underlying in-the-money options at the end of fiscal year 2003 (based on
        $6.00  per  share,  the  closing price of Company's common stock on the Nasdaq National Market on
        December 31, 2003),  less  the  exercise  price.


                                       12

(3)     Werner  Rust  resigned  from the Company in October 2003 and all of his vested and unexercised options were  canceled  prior  to  12/31/2003

     The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

CHANGE  OF  CONTROL  AND  SEVERANCE  ARRANGEMENTS

The Company has entered into a change of control agreement with all executive staff members of the Company, where upon any change in control, the executive staff members will be entitled a severance pay ranging from 6 months to one year and immediate vesting of all options.

William W.R. Elder entered into a change of control severance agreement, which awards him severance in the amount of $360,000 upon a change of control and his subsequent termination.

Thomas E. Seidel entered into a change of control severance agreement, which awards him severance in the amount of $240,000 upon a change of control and his subsequent termination.

Shum Mukherjee entered into a change of control severance agreement, which awards him severance in the amount of $180,000 upon a change of control and his subsequent termination.

COMPENSATION  COMMITTEE  REPORT

EXECUTIVE  COMPENSATION

     The objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executives while aligning their compensation with the achievements of key business objectives and maximization of shareholder value.

     The  Compensation  Committee  is  responsible  for:

     1. Determining the specific executive compensation methods to be used by the Company and the participants in each of those specific programs;

     2. Determining the evaluation criteria and timelines to be used in those programs;

     3. Determining the processes that will be followed in the ongoing administration of the programs; and

     4.   Determining  their  role  in  the  administration  of  the  programs.

     All of the actions take the form of recommendations to the full Board of Directors where final approval, rejection or redirection will occur. The
Compensation Committee is responsible for administering the compensation programs for all Company officers. The Compensation Committee has delegated the responsibility of administering the compensation programs for all other Company employees to the Company's officers.

     Currently, the Company uses the following executive compensation vehicles:

     - Cash-based programs: Base salary, Annual Incentive Bonus Plan, Annual Profit Sharing Plan, and a Sales Incentive Commission Plan; and

     - Equity-based programs: 2000 Stock Plan and the 1989 Employee Stock Purchase Plan.

     These programs apply to the Chief Executive Officer and all executive level positions, except for the Sales Incentive Commission Plan, which only includes executives directly responsible for sales activities. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

     The criteria for determining the appropriate salary level, bonus and stock option grants for the Chief Executive Officer and each of the executive officers include (a) Company performance as a whole, (b) business unit performance (where appropriate) and (c) individual performance objectives. Company performance and business unit performance are measured against both strategic and financial goals. Examples of these goals are to obtain: operating profit, revenue growth, timely new product introduction, and shareholder value (usually measured by the Company stock price). Individual performance is measured to specific objectives relevant to the individual's position and a specific time frame.

     These criteria are usually related to a fiscal year time period, but may, in some cases, be measured over a shorter or longer time frame.

     The processes used by the Compensation Committee include the following steps:

     1. The Compensation Committee periodically receives information comparing the Company's pay levels to other companies in similar industries, other leading companies (regardless of industry) and competitors. Primarily national and regional compensation surveys are used.

     2. At or near the start of each evaluation cycle, the Compensation Committee meets with the Chief Executive Officer to review, revise as needed, and agree on the performance objectives set for the other executives reporting to the Chief Executive Officer. The Chief Executive Officer and Compensation Committee jointly set the Company objectives to be used. The business unit and individual objectives are formulated jointly by the Chief Executive Officer and the specific individual. The Compensation Committee also, with the Chief Executive Officer, jointly establishes and agrees on their respective performance objectives.

     3. Throughout the performance cycle review, feedback is provided by the Chief Executive Officer, the Compensation Committee and full Board, as appropriate.

     4. At the end of the performance cycle, the Chief Executive Officer evaluates each executive's relative success in meeting the performance goals. The Chief Executive Officer makes recommendations on salary, bonus and stock options, utilizing the comparative results as a factor. Also included in the decision criteria are subjective factors such as teamwork, leadership contributions and ongoing changes in the business climate. The Chief Executive Officer reviews the recommendations and obtains Compensation Committee approval. The Compensation Committee also determines the level of salary and bonus and the terms of stock option grants for the Chief Executive Officer.

     5. The final evaluations and compensation decisions are discussed with each executive by the Chief Executive Officer or Compensation Committee, as appropriate.

     William W.R. Elder has served as Chairman, President and Chief Executive Officer since April 1998. In determining Mr. Elder's base salary and long-term incentive compensation for 2003, the Compensation Committee considered both the Company's performance and Mr. Elder's individual performance by the same measures described above for determining executive compensation. No cash bonuses were paid to Mr. Elder in fiscal year 2003.

     The Compensation Committee feels that the compensation vehicles used by the Company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to retain and attract new executives in addition to rewarding performance on the job.

                                        Respectfully submitted by:

                                        Mario M. Rosati
                                        Robert J. Richardson

PERFORMANCE  GRAPH

     The following graph shows a comparison of cumulative total shareholder return among the Company, the NASDAQ Stock Market-US Index, and the RDG Technology Index for the period from December 31, 1998 (the last trading day before the beginning of the Company's 1999 Fiscal Year) through 2003 Fiscal Year End for the Company. The graph assumes that $100 was invested in the Company's common stock, in the NASDAQ Stock Market-US Index, and the RDG Technology Index on December 31, 1998 and all dividends were reinvested. Historic stock price performance is not necessarily indicative of future stock price performance.

                                       Cumulative Total Return
                            ----------------------------------------------
                            12/98   12/99   12/00   12/01   12/02   12/03
GENUS, INC                  100.00  436.38  154.58  235.65  222.07  581.85
NASDAQ STOCK MARKET (U.S.)  100.00  190.62  127.67   70.42   64.84   91.16
RDG TECHNOLOGY COMPOSITE    100.00  157.96  117.38  104.39   76.77  104.01

     The information contained above under the captions "Compensation Committee Report," "Audit Committee Report" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that Genus specifically incorporates it by reference into such filing.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP to audit our financial statements for the fiscal year ending December 31, 2004. The decision of the Board of Directors to appoint PricewaterhouseCoopers LLP was based on the recommendation of the Audit Committee. Before making its recommendation to the Board of Directors, the Audit Committee carefully considered that firm's qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee's review also included matters required to be considered under the SEC's Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the auditors. The Audit Committee expressed its satisfaction with PricewaterhouseCoopers LLP in all of these respects.

     Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interest of Genus and its shareholders. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors may reconsider its selection.

     PricewaterhouseCoopers LLP was first appointed in fiscal year 1982, and has audited our financial statements for each fiscal year following its appointment. The Board of Directors expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

OTHER  MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                              THE BOARD OF DIRECTORS
                                              Dated: April 29, 2004

                                   APPENDIX A
                                   ----------
                                 CHARTER FOR THE
                             NOMINATING COMMITTEE OF
                                   GENUS, INC.
PURPOSE:

The purpose of the Nominating Committee is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to shareholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating Committee shall: (1) assist the board by identifying prospective director nominees and to recommend to the board the director nominees for the next annual meeting of shareholders; (2) develop and recommend to the board the governance principles applicable to the Company; (3) oversee the evaluation of the board and management; and (4) recommend to the board director nominees for each committee.

COMMITTEE  MEMBERSHIP  AND  ORGANIZATION:

          -    The Nominating Committee shall be comprised of no fewer than two
               (2) members.

          - The members of the Nominating Committee shall meet the independence requirements of the Nasdaq Stock Market.

          - The members of the Nominating Committee shall be appointed and replaced by the board.

COMMITTEE  RESPONSIBILITIES  AND  AUTHORITY:

          - Evaluate the current composition, organization and governance of the board and its committees, determine future requirements and make recommendations to the board for approval.

          - Determine on an annual basis desired board qualifications, expertise and characteristics and conduct searches for potential board members with corresponding attributes. Evaluate and propose nominees for election to the board. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

          - Oversee the board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

          -    Form and delegate authority to subcommittees when appropriate.

          - Evaluate and make recommendations to the board concerning the appointment of directors to board committees, the selection of board committee chairs, and proposal of the board slate for election. Consider shareholder nominees for election to the board.

          - Evaluate and recommend termination of membership of individual directors in accordance with the board's governance principles, for cause or for other appropriate reasons.

          - Conduct an annual review on succession planning, report its findings and recommendations to the board, and work with the board in evaluating potential successors to executive management positions.

          -    Coordinate and approve board and committee meeting schedules.

          -    Make regular reports to the board.

          - Review and re-examine this Charter annually and make recommendations to the board for any proposed changes.

          -    Annual review and evaluate its own performance.

          - In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   GENUS, INC.

                       2004 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of GENUS, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 29, 2004, and hereby appoints William W.R. Elder and Shum Mukherjee proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Shareholders of Genus, Inc. to be held on Thursday, June 10, 2004 at 10:00 a.m., local time, at the Company's principal executive offices at 1139 Karlstad Drive in Sunnyvale, California 94089, and any continuation(s) or adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                           -  FOLD AND DETACH HERE  -

                                                                Please mark your
                                                           choice like this  [X]


                                                                ________________
                                                                          COMMON

                             FOR all nominees listed      WITHHOLD authority to vote
                             below (except as indicated)  for all nominees listed below.
1.   Election of directors:  [ ]                          [ ]

     IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

     William W.R. Elder, Todd S. Myhre, G. Frederick Forsyth, Mario M. Rosati, and Robert J. Richardson

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company's financial statements for the fiscal year ending December 31, 2004.

        FOR               AGAINST               ABSTAIN

        [ ]                 [ ]                   [ ]

3. In the discretion of the proxy holders, upon such other matter or matters which may properly come before the meeting and any continuation(s) or adjournment(s) thereof.

        FOR               AGAINST               ABSTAIN

        [ ]                 [ ]                   [ ]

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE
     MEETING  AND  ANY  CONTINUATION(S)  OR  ADJOURNMENT(S)  THEREOF.

Signature(s) _______________________________________     Date __________, 2004

(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                            - FOLD AND DETACH HERE -